                                                               EXHIBIT (4)(l)(3)


                    CANADIAN GUARANTEE AND SECURITY AGREEMENT

                                   dated as of

                                  June 21, 2002

                                      among

                            XEROX CANADA CAPITAL LTD.

                           THE GUARANTORS PARTY HERETO

                                       and

                           BANK ONE, NA, Canada Branch

                               as Collateral Agent

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                                TABLE OF CONTENTS

SECTION 1.  DEFINITIONS ........................................................    1

SECTION 2.  GUARANTEES BY GUARANTORS ...........................................   10

SECTION 3.  REPRESENTATIONS AND WARRANTIES AND COVENANTS .......................   13

SECTION 4.  THE SECURITY INTERESTS .............................................   15

SECTION 5.  FURTHER ASSURANCES; COVENANTS ......................................   18

SECTION 6.  RECORDABLE INTELLECTUAL PROPERTY ...................................   19

SECTION 7.  PLEDGED SECURITIES .................................................   20

SECTION 8.  COLLATERAL ACCOUNT .................................................   22

SECTION 9.  TRANSFER OF RECORD OWNERSHIP .......................................   24

SECTION 10. RIGHT TO VOTE SECURITIES AND RECEIVE DIVIDENDS .....................   24

SECTION 11. GENERAL AUTHORITY ..................................................   25

SECTION 12. REMEDIES UPON ACTIONABLE EVENT OF DEFAULT OR ACCELERATION ..........   25

SECTION 13. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL ....   28

SECTION 14. APPLICATION OF PROCEEDS ............................................   28

SECTION 15. CONCERNING THE COLLATERAL AGENT ....................................   30

SECTION 16. APPOINTMENT OF CO-COLLATERAL AGENTS ................................   30

SECTION 17. TAXES ..............................................................   31

SECTION 18. EXPENSES ...........................................................   32

SECTION 19. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL ...........   32

SECTION 20. ADDITIONAL GUARANTORS AND LIEN GRANTORS ............................   32

SECTION 21. CHANGE OF STATUS ...................................................   33

SECTION 22. NOTICES ............................................................   33

SECTION 23. WAIVERS, NON-EXCLUSIVE REMEDIES ....................................   33

SECTION 24. SUCCESSORS AND ASSIGNS .............................................   34

SECTION 25. CHANGES IN WRITING .................................................   34

SECTION 26. ONTARIO LAW ........................................................   34

SECTION 27. JUDGMENT CURRENCY ..................................................   34

SECTION 28. INTEREST ACT .......................................................   35

SECTION 29. SASKATCHEWAN .......................................................   35

                                       i

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
SECTION 30. WAIVER OF JURY TRIAL ..........................................   35

SECTION 31. SEVERABILITY ..................................................   35

                                       ii

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                    CANADIAN GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated ., 2002 among XEROX CANADA CAPITAL LTD. (the "Canadian Borrower"), the GUARANTORS party hereto and BANK ONE, NA, Canada Branch, as Canadian Collateral Agent (with its successors, the "Collateral Agent").

         WHEREAS, Xerox Corporation ("Xerox"), the Canadian Borrower and certain other Overseas Borrowers, certain financial institutions (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, as Administrative Agent and Collateral Agent and LC Issuing Bank, JPMorgan Chase Bank, as Documentation Agent, and Citibank, N.A., as Syndication Agent, are parties to an Amended and Restated Credit Agreement dated as of June ., 2002 (as the same has been and may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, the Canadian Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Credit Agreement and any Notes that may be issued pursuant thereto by granting security interests on its assets to the Collateral Agent as provided in the Canadian Security Documents (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Section 1); and

         WHEREAS, Xerox is willing to cause each Canadian Guarantor, and each Canadian Guarantor, in its own interest recognizing the opportunity, directly or indirectly available to it from time to time, to obtain the use of amounts advanced to the Canadian Borrower under the Credit Agreement by way of further advance from the Canadian Borrower to it and otherwise as a member of the group of companies comprising the Canadian Borrower and the Canadian Subsidiaries directly or indirectly to benefit therefrom, is willing to, guarantee the foregoing obligations of the Canadian Borrower and, in the case of each Secured Guarantor, to secure its guarantee thereof by granting security interests on its assets which constitute Collateral to the Collateral Agent as provided in the Canadian Security Documents; and

         WHEREAS, it is required under the Credit Agreement that the parties hereto enter into this Agreement to provide the guarantees and security interests provided herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

         (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

         (b) Terms Defined in the PPSA. Terms defined in the PPSA and used herein shall, unless otherwise defined herein, have the same meaning as ascribed to such term in the PPSA, including "Accessions", "Chattel Paper", "Document of Title", "Goods", "Intangible", "Instruments", "Money", "Security", "financing statement" and "financing change statement".

However, the term "Goods" when used herein shall not include "consumer goods" as that term is defined in the PPSA.

         (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

         "Accounts" means all "accounts," as such term is defined in the PPSA, now owned or hereafter acquired by any Lien Grantor and, in any event, shall include all accounts due or accruing due and all agreements, books, accounts receivable, other receivables, book debts, claims and demands of every nature and kind and other forms of monetary obligations (other than forms of monetary obligations evidenced by Chattel Paper, Securities or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Lien Grantor, whether or not yet earned by performance on the part of such Lien Grantor and all invoices, letters, documents and papers recording, evidencing or relating thereto.

         "Actionable Event of Default" means an Event of Default specified in clause (a), (b), (h), (i) or (j) of Section 7.01 of the Credit Agreement.

         "Business Day" means a day on which chartered banks are open for over-the-counter business in the jurisdiction of incorporation or principal place of business of the applicable Lien Grantor and excludes Saturdays, Sundays and statutory holidays therein.

         "CA Permitted Liens" means the Security Interests and Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 6.02 of the Credit Agreement.

         "Canadian CA Secured Obligations" means (a) all principal of and premium and interest (including, without limitation, any interest ("Post-Petition Interest") which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Canadian Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not allowed or allowable as a claim in any such proceeding) on any Loan of the Canadian Borrower outstanding from time to time or any LC Reimbursement Obligations of the Canadian Borrower under, or any promissory note issued by the Canadian Borrower pursuant to, the Credit Agreement, and (b) all other amounts payable by the Canadian Borrower under the Credit Agreement or under any other Loan Document to which it is a party (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time) (including any Post-Petition Interest with respect to such amounts).

         "Canadian Contingent CA Secured Obligations" means, at any time, any Canadian CA Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Canadian CA Secured Obligation that is:

                  (i) an obligation to reimburse a Lender for drawings not yet made under a Letter of Credit issued by it;

                  (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or

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                  (iii)    an obligation to provide collateral to secure any of
         the foregoing types of obligations.

         "Canadian Effective Date" means the date of this Agreement.

         "Canadian Non-Contingent CA Secured Obligations" means at any time any Canadian CA Secured Obligation (or portion thereof) that is not a Canadian Contingent CA Secured Obligations at such time.

         "Canadian Secured Guarantor Obligations" means, in respect of a Secured Guarantor, all of its obligations under its guarantee of the Canadian CA Secured Obligations set forth in Section 2 of this Agreement.

         "Canadian Secured Obligations" means, in respect of the Canadian Borrower, the Canadian CA Secured Obligations and in respect of the Secured Guarantors, the Canadian Secured Guarantor Obligations.

         "Canadian Subsidiary" means any Subsidiary of Xerox (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of Canada or one of the provinces or territories of Canada.

         "Collateral" means all personal property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

         "Collateral Account" has the meaning specified in Section 8.

         "Collateral Agent" means Bank One, NA, Canada Branch, in its capacity as collateral agent under the Canadian Security Documents.

         "Copyright License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

         "Copyrights" means all copyrights and Intangibles of like nature under the laws of Canada or any other country (whether or not the underlying works of authorship have been published) that any Lien Grantor now or hereafter owns or uses, including:

                  (i) all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of Canada or any other country, including all registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office or agency in any other country or any political subdivision thereof,

                  (ii) all restorations, extensions or renewals of any of the foregoing,

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                  (iii)    all claims for, and rights to sue for, past or future
                           infringements of any of the foregoing, and

                  (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Covered Taxes" has the meaning specified in Section 17(a).

         "Design License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Design now or hereafter in existence, whether or not registered or recorded and whether or not an application shall, or is intended to be filed in respect thereof.

         "Designs" means all industrial designs, design patents and other designs under the laws of Canada or any other country that any Lien Grantor now or hereafter owns or uses, including:

                  (i) all registrations and recordings thereof and all applications in connection therewith including all registrations, recordings and applications that have been or shall be made or filed in the Canadian Intellectual Property Office or any similar office in any country or any political subdivision thereof,

                  (ii) all records, reissues, extensions or renewals of any of the foregoing,

                  (iii) all claims for and rights to sue for, past or future infringements of any of the foregoing, and

                  (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Equipment" means "equipment", as such term is defined in the PPSA, whether now owned or hereafter acquired by any Lien Grantor, wherever located and, in any event, includes all such Lien Grantor's machinery and equipment, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock, trade fixtures and fixtures together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a partnership, any Partnership Interest therein, (iii) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (iv) any warrant, option or other right to acquire, in any form whatsoever, any Equity Interest described in this definition.

         "ESOP Guarantee Agreement" means the Guaranty and Agreement made by Xerox dated as of October 1, 1993 (as amended from time to time) relating to the Guaranteed ESOP Restructuring Notes due October 1, 2003 issued by Xerox Corporation Employee Stock Ownership Plan Trust.

         "ESOP Restricted Guarantor" means a Guarantor that is a "Restricted Subsidiary" under the ESOP Guarantee Agreement.

         "Federal and Provincial Government Receivables" means Accounts (including without limitation, proceeds of Inventory to the extent it also constitutes an Account, and Chattel Paper, Documents and Instruments and proceeds thereof) that are owed from federal and provincial governments and their subdivisions within Canada.

         "Guarantee" means, with respect to each Guarantor, its guarantee of the Canadian CA Secured Obligations under Section 2 hereof or Section 1 of a Guarantee and Security Agreement Supplement.

         "Guarantee and Security Agreement Supplement" means a Guarantee and Security Agreement Supplement, substantially in the form of Exhibit B, signed and delivered to the Collateral Agent for the purpose of adding a Canadian Subsidiary as a party hereto pursuant to Section 20 and/or adding additional property to the Collateral.

         "Guarantors" means each entity listed on the signature pages hereof under the caption "Guarantors" and each entity that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 20.

         "High Yield Indenture" means that certain Indenture dated as of January 17, 2002 among Xerox and Wells Fargo Bank Minnesota National Association as Trustee, with respect to the 9 3/4% Senior Notes due 2009 (denominated in U.S. dollars).

         "Hypothec" means a deed of hypothec and issue of bonds substantially in the form of Exhibit C with such changes therein as the Agents and the Canadian Borrower shall reasonably agree.

         "Intellectual Property" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Designs, (vi) Design Licenses, (vii) Copyrights, (viii) Copyright Licenses, (ix) confidential information, (x) proprietary technology, (xi) trade secrets, (xii) domain names and (xiii) integrated circuit topographies, and all rights in or under any of the foregoing.

         "Inventory" means any "inventory", as such term is defined in the PPSA, now or hereafter owned or acquired by any Lien Grantor, wherever located, and in any event including inventory, merchandise, Goods and other personal property which are held by or on behalf of any Lien Grantor for sale or lease or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Lien Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

         "Lien Grantors" means the Canadian Borrower and the Secured Guarantors.

         "Liquid Investments" has the meaning specified in Section 8(d).

         "Original Lien Grantor" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Canadian Effective Date.

         "Partnership Interest" means a partnership interest, whether general or limited.

         "Patent License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

         "Patents" means:

                  (i) all letters patent of invention issued by Canada or any other country and all applications for letters patent and all registrations and recordings thereof pending before the Canadian Intellectual Property Office or in any similar office or agency in any other country or any political subdivision,

                  (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions of any of the foregoing,

                  (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and

                  (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Perfection Certificate" a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by an executive officer of a Lien Grantor on or before the Relevant Date applicable to such Lien Grantor.

         "Permitted Encumbrances" means (i) any legally valid prohibitions on granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Qualified Turnaround Program Subsidiary pursuant to any agreement entered into in connection with the Turnaround Program with or for the benefit of any other Person owning or acquiring Equity Interests in such a Subsidiary, to the extent the Qualification Requirements have been met with respect to such prohibitions, (ii) (A) any legally valid contractual restrictions in connection with the Turnaround Program that do not prohibit the granting of a security interest in any Xerox Company's Equity Interests in a Turnaround Program Subsidiary to the Collateral Agent as part of the Collateral or (B) any legally valid contractual restrictions that do not prohibit the granting of a security interest in any Xerox Company's Equity Interests in any other Subsidiary that is not a Xerox Company, but, in each case, that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Equity Interests as a consequence of restrictions imposed on the owner of such Equity Interests (including put and call arrangements, rights of first refusal, rights of first offer, tag-along rights and other similar rights to which such Equity Interest may be subject), (iii) any legally valid and customary contractual restrictions on granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Finance SPE or any Permitted Joint Venture created in connection with any Qualified Receivables Transaction or that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Collateral,
(iv) any legally valid contractual restrictions granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Third Party Vendor Financing Subsidiary or any Permitted Joint Venture created in connection with the Third Party Vendor Financing Program or that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Collateral, (v) any legally valid contractual restrictions existing on the date hereof on granting a security interest to the Collateral Agent as part of the Collateral in any Equity Interest or Intangible, owned by any Lien Grantor or any legally valid contractual restrictions existing on the date hereof that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Equity Interest or Intangible, (vi) any legally valid contractual restrictions permitted by Section 6.10 of the Credit Agreement on the grant of a security interest to the Collateral Agent in any of the Collateral, or on the transfer by the Collateral Agent of any Collateral (including put and call arrangements, rights of first refusal, rights of first offer, tag-along rights and other similar rights to which any Pledged Equity Interest may be subject) or
(vii) the terms of any provision of Applicable Law which (A) prohibits the creation of a security interest in any property or asset, (B) requires the consent of any third party to the creation of a security interest in any property or asset, (C) gives rise to any right of termination (including, without limitation, the abandonment, invalidation, or rendering unenforceable any right, title or interest in any Intellectual Property) or default remedy by reason of the creation of a security interest in any property or asset or (D) does not prohibit the creation of a security interest in any property or asset but otherwise restricts the Transfer by the Collateral Agent of any such property or asset or any other rights and remedies of the Collateral Agent.

         "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Security" means Security that is included in the Collateral at such time.

         "PPSA" means the Personal Property Security Act as in effect from time to time in the Province of Ontario; provided that, if validity, perfection or the effect of perfection or non-perfection or the priority of any Lien on any Collateral and the rights and remedies of secured parties are governed by the PPSA or other similar legislation as in effect in a jurisdiction other than Ontario, "PPSA" means the Personal Property Security Act or other similar legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such validity, perfection, effect of perfection or non-perfection or priority and to such rights and remedies.

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         "Proceeds" means all "proceeds", as such term is defined in the PPSA and, in any event, shall include all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including without limitation all claims of the relevant Lien Grantor against third parties for loss of, damage to, or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral and any expropriation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Program Receivables" means Receivables that are the subject of a Qualified Receivables Transaction or a Third Party Vendor Financing Program.

         "Recordable Intellectual Property" means Intellectual Property, the transfer of which may be recorded with the Canadian Intellectual Property Office.

         "Release Conditions" means the following conditions for releasing all the Guarantees and terminating all the Security Interests:

                  (i) either (A) all Revolving Commitments under the Credit Agreement with respect to the Canadian Borrower shall have expired or been terminated or (B) an Election to Terminate with respect to the Canadian Borrower has been delivered pursuant to Section 2.19(b) of the Credit Agreement;

                  (ii) all Canadian Non-Contingent CA Secured Obligations shall have been paid in full; and

                  (iii) no Canadian Contingent CA Secured Obligation shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and
(y) the Canadian Borrower has granted to the Collateral Agent, for the benefit of the Revolving Lenders (or if the obligations of the Revolving Lenders to reimburse the applicable Issuing Banks have been terminated, to such Issuing Banks), a security interest in Liquid Investments (or causes a bank acceptable to the Required Revolving Lenders or such Issuing Banks, as the case may be, to issue a letter of credit naming the Collateral Agent or such Issuing Banks as beneficiary) in an amount at least equal to 105% of the Canadian Borrower's LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Required Revolving Lenders or such Issuing Banks, as the case may be.

         "Relevant Date" means, in the case of an Original Lien Grantor, the Canadian Effective Date, or, in the case of a Guarantor which is not an Original Lien Grantor, the date on which such Guarantor becomes a Secured Guarantor pursuant to Section 4(g)or 4(h), as the case may be, of this Agreement.

         "Restricted Guarantor" means a Guarantor that is a "Specified Subsidiary" under the Reference Indenture or if the High Yield Indenture ceases to be the Reference Indenture, a corresponding category under the new Reference Indenture.

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         "RPMRR" has the meaning specified in Section 3(j).

         "Secured Guarantee" means, with respect to each Secured Guarantor, its Guarantee.

         "Secured Guarantor" means (a) before the XCFI Release Date, a Guarantor other than (i) a Restricted Guarantor, (ii) an ESOP Restricted Guarantor and
(iii) XCFI and (b) on or after the XCFI Release Date, a Guarantor other than (i) a Restricted Guarantor and (ii) an ESOP Restricted Guarantor.

         "Secured Parties" means the Agents, the Lenders and the LC Issuing
Banks.

         "Secured Party Jurisdiction" means, with respect to any Secured Party:

                  (i) the jurisdiction under the laws of which such Secured Party is organised or in which its principal office is located;

                  (ii) the jurisdiction in which its applicable lending office is located; and

                  (iii) any jurisdiction in which it is treated as resident for purposes of income or franchise taxes imposed on (or measured by) net income (or is otherwise subject to such taxes) by reason of its business activities and operations that are unrelated to the Credit Agreement, the Existing Credit Agreement and the loans thereunder.

         "Security Interests" means the security interests in the Collateral granted under the Canadian Security Documents securing the Canadian Secured Obligations.

         "Third Party Vendor Financing Assets" means Equipment, Inventory and related assets that are the subject of a Third Party Vendor Financing Program.

         "Trademark License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark.

         "Trademarks" means all of the following, whether registered or unregistered and whether now owned, used or hereafter acquired or used by any Lien Grantor:

                  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office in any country or any political subdivision thereof,

                  (ii)  all extensions or renewals of any of the foregoing,

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                  (iii)    all claims for, and rights to sue for, past or future
                           infringements of any of the foregoing,

                  (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof, and

                  (v) all goodwill associated with or symbolized by any of the foregoing.

         "Transferred Intellectual Property" means any Intellectual Property (including without limitation, proceeds thereof) that was Transferred as permitted by the Credit Agreement.

         "Unrestricted Guarantor" means a Guarantor that is not a Restricted Guarantor.

         "XCFI" means Xerox Canada Finance Inc., an Ontario corporation.

         "XCFI Indentures" means (a) that certain Trust Indenture dated as of December 15, 1986, as supplemented and amended by the First through Fourth Supplemental Trust Indentures, among Xerox Canada Finance Inc., Xerox Canada Inc., Xerox Canada Holdings Inc. and National Trust Company, as Trustee and (b) that certain Trust Indenture dated as of October 27, 1987, as supplemented and amended by the First through Fourth Supplemental Trust Indentures, among Xerox Canada Finance Inc., Xerox Canada Inc., Xerox Canada Holdings Inc. and National Trust Company, as Trustee, in each case as amended, modified or supplemented from time to time.

         "XCFI Release Date" means the first day after all obligations under the XCFI Indentures and all principal, interest and fees outstanding thereunder and under each of the debentures issued thereunder have been paid off.

         SECTION 2. Guarantees by Guarantors.

         (a)      Guarantees.

                  (i) Each Guarantor unconditionally guarantees the full and punctual payment of the Canadian CA Secured Obligations when due (whether at stated maturity, upon acceleration or otherwise). If the Canadian Borrower fails to pay any Canadian CA Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Loan Document. The obligations of each Guarantor under this Section 2(a) shall be limited as provided in
         Section 2(j).

         (b) Guarantees Unconditional. The obligations of each Guarantor under its Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Xerox, the Canadian Borrower, any other Overseas

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

         Borrower, any other Guarantor or any other Person under any Loan Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Loan Document;

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person under any Loan Document;

                  (iv) any change in the corporate existence, structure or ownership of Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person under any Loan Document;

                  (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or counterclaim;

                  (vi) any invalidity or unenforceability relating to or against Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person for any reason of any Loan Document, or any provision of Applicable Law purporting to prohibit the payment of any Canadian Secured Obligation by Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person; or

                  (vii) any other act or omission to act or delay of any kind by Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor, any other party to any Loan Document, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this Section 2(b)(vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

         (c)      Release of Guarantees.

         The Guarantees will be released in accordance with Section 9.02 and
9.03 of the Credit Agreement, as the case may be. In case of any release pursuant to Section 9.03 of the Credit Agreement, the Collateral Agent shall be fully protected in relying on a certificate of Xerox stating that the release of the Guarantee is in accordance with and permitted by the terms of Section 9.03 of the Credit Agreement. If at any time any payment of a Canadian Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of Xerox, the Canadian Borrower, any other Overseas Borrower or otherwise, the relevant Guarantee or Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

         (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Xerox, the Canadian Borrower, any other Overseas Borrower, any other Guarantor or any other Person.

         (e) Subrogation. A Guarantor that makes a payment with respect to a Canadian Secured Obligation hereunder, shall be subrogated to the rights of the payee against the Canadian Borrower with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation, or by reason of contribution against any other guarantor of such Canadian Secured Obligation (including without limitation any other Guarantor), until all the Release Conditions have been satisfied.

         (f) Stay of Acceleration. If acceleration of the time for payment of any Canadian Secured Obligation by the Canadian Borrower is stayed by reason of the insolvency or receivership of the Canadian Borrower or otherwise, all Canadian CA Secured Obligations otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by the relevant Guarantors hereunder forthwith on demand by the Collateral Agent.

         (g) Right of Set-Off. If any Canadian Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such deposits and other obligations may be unmatured. The rights of each Secured Party under this Section 2(g) are in addition to all other rights and remedies (including other rights of setoff) that such Secured Party may have.

         (h) Payments. Each payment to be made by any Guarantor in respect of any of the Canadian CA Secured Obligations shall be payable in the currency or currencies in which such Canadian CA Secured Obligations are denominated at the office of the Collateral Agent and to the extent permitted by law, shall be made free and clear of and without deduction or withholding for or on account of any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding net income taxes or branch profit taxes or franchise taxes imposed in lieu of net income taxes imposed on the Collateral Agent or any of the Secured Parties as a result of a present or former connection between the Collateral Agent or any of the Secured Parties and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any connection arising solely from the Collateral Agent or such Secured Party having executed, delivered or performed its obligations or received a payment under, or enforced, as provided herein).

         (i) Continuing Guarantee. Each Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Canadian Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

     (j) Limitation on Obligations of Guarantor. Notwithstanding any other provision hereof, (i) the obligations of each Guarantor under its Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantee invalid or unenforceable under Applicable Laws and
(ii) the amount of the liability of each Guarantor for the Canadian CA Secured Obligations (A) pursuant to Section 2.14(a) of the Credit Agreement or Section 2.14(b) of the Credit Agreement, to the extent Section 2.14(b) relates to Loans or Letters of Credit, shall be limited to amounts so owing with respect to the increased costs or reduced rates of return arising from Loans to, or Letters of Credit issued for the account of, the Canadian Borrower and (B) except as set out in (A) above, pursuant to Section 2.14(b), shall be limited, at any particular time, to the amount which is proportionate to the ratio of the aggregate outstanding principal amount of Loans to, and the aggregate of the LC Exposure and LC Reimbursement Obligations with respect to Letters of Credit issued for the account of, the Canadian Borrower to the aggregate outstanding principal amount of Loans to, and the aggregate of the LC Exposure and LC Reimbursement Obligations with respect to Letters of Credit issued for the account of, all Borrowers at such time.

     SECTION 3. Representations and Warranties and Covenants.

     Each Lien Grantor and Guarantor represents and warrants, at the times set forth below, and covenants where indicated below, as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in the Perfection Certificate.

     (b) The execution and delivery of this Agreement by it and the performance by it of its obligations under this Agreement are (i) within its corporate or other powers, (ii) have been duly authorized by all necessary corporate or other action, (iii) require no consent or approval of, registration or filing with, any Governmental Authority except (A) such as have been obtained or made and are in full force and effect and (B) filings, recordings and registrations necessary to perfect the Security Interests, (iv) do not violate any Applicable Law or its organizational documents, (v) do not violate any order of any Governmental Authority except in any such case where such violation could not reasonably be expected to result in a Material Adverse Effect, (vi) do not violate or result in a default under any indenture or material agreement or other instrument binding upon it and (vii) do not result in any Lien on any of its properties other than the Security Interests.

     (c) This Agreement constitutes a valid and binding agreement of it, enforceable in accordance with its terms, except as limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (B) general principles of equity, regardless of whether considered in a proceeding at equity or at law.

     (d) Schedule 1 of this Agreement sets forth the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares or units) of such Original Lien Grantor in the Securities issued by each of such Lien Grantor's direct

Subsidiaries as of the date hereof, which are required to be included in the Collateral and pledged pursuant to Section 5.13(a) of the Credit Agreement and the Post-Closing Collateral and Guarantee Requirement.

     (e) All Pledged Securities owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Security Interests (ii) the Permitted Encumbrances and (iii) any tax liens and judgment liens, that are CA Permitted Liens. None of such Pledged Securities is subject to any option to purchase or similar right of any Person other than Permitted Encumbrances, such Lien Grantor is not and covenants that it will not, become a party to or otherwise bound by any agreement (except the Loan Documents to which it is a party) which restricts in any material manner the rights of any present or future holder of any Pledged Securities with respect thereto.

     (f) Except for the Disclosed Matters, such Lien Grantor has good title to, or valid license or leasehold interests in, all of its Collateral which is material to its business (other than after-acquired Collateral in which such Lien Grantor will own or have rights in such Collateral at the time so acquired) free and clear of any Liens other than the (i) the CA Permitted Liens, (ii) the Permitted Encumbrances and (iii) other defects that could not reasonably be expected to result in a Material Adverse Effect.

     (g) Other than financing statements, financing change statements or other similar or equivalent documents or instruments with respect to the Security Interests and other CA Permitted Liens, or that are in respect of consignments, sale of Accounts, operating leases or are otherwise precautionary, no financing statement, financing change statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording is effective to perfect or record a Lien on such Collateral except (i) Liens that have been released and (ii) Liens the obligations secured by which have been satisfied, in each case as evidenced pursuant to the requirements of Section 4.01(f) of the Credit Agreement. After the Relevant Date applicable to a Lien Grantor, no Collateral owned by such Lien Grantor will be in the possession or under the control of any other Person having a claim thereto or security interest therein, other than the CA Permitted Liens.

     (h) The Security Interests on all Collateral to which the PPSA applies in which such Lien Grantor has rights (i) have been, or will on the Relevant Date applicable to such Lien Grantor be, validly created, (ii) will attach to each item of such Collateral on the Relevant Date applicable to such Lien Grantor (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will constitute Collateral for the Canadian Secured Obligations of such Lien Grantor.

     (i) The Canadian Borrower has heretofore delivered the Perfection Certificate to the Collateral Agent. The information specified therein with respect to such Lien Grantor is correct and complete in all material respects as of the Relevant Date applicable to such Lien Grantor. Each other Lien Grantor shall provide the Collateral Agent with a Perfection Certificate in respect of such Lien Grantor on or before the Relevant Date applicable to it.

     (j) When a PPSA financing statement or financing change statement describing the Collateral and naming such Lien Grantor as debtor has been filed in the applicable offices located in the jurisdictions where such Lien Grantor's assets are located as specified in the Perfection Certificate and the security interests in Collateral located in or subject to, the laws of the Province of Quebec have been published in the Register of Personal and Movable Real Rights ("RPMRR"), the Security Interests will constitute perfected security interests in the Collateral in which such Lien Grantor has rights in favour of the Collateral Agent for the benefit of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the PPSA or the Civil Code of Quebec, as the case may be, prior to all Liens and rights of others therein except Permitted Liens. Except for the filing of such PPSA financing statements and financing change statements and the publication of the security interests in Collateral located in the Province of Quebec in the RPMRR, no registration, publication or filing with any Canadian, provincial or territorial governmental body, agency or official is required in connection with the execution or delivery of the Canadian Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Security Interests in Canada or for the enforcement of the Security Interests.

     (k) As of the date hereof, the Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

     SECTION 4. The Security Interests.

     (a) The Canadian Borrower, in order to secure the Canadian CA Secured Obligations and each Guarantor, if and when it becomes a Secured Guarantor, in order to secure its Canadian Secured Guarantor Obligations, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in and to all of such Guarantor's respective right, title and interest in and to its now owned or hereafter acquired personal property, including all Proceeds, renewals, accretions and substitutions thereof, whether now owned or existing or hereafter acquired or arising and regardless of where located, but subject to the exclusions in Section 4(b), and including, without limitation, the following:

           (i)    all Accounts;

           (ii)   all Chattel Paper;

           (iii) all deeds, documents, writings, papers, books of account and other books relating to or being records of debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

           (iv)   all Documents of Title (whether negotiable or not);

           (v)    all Equipment;

           (vi) all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto);

           (vii)  all Instruments;

           (viii) all Inventory;

           (ix)   all Intangibles;

           (x) all Securities directly owned by such Lien Grantor and issued by a Material Canadian Subsidiary;

           (xi) the Collateral Account, all financial assets credited to the Collateral Account from time to time, all cash deposited therein from time to time and the Liquid Investments made pursuant to Section 8(d);

           (xii) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of the Collateral; and

           (xiii) all Proceeds of the Collateral described in Clauses 4(a)(i) through 4(a)(xii) hereof.

     (b) Notwithstanding anything to the contrary contained herein, the Collateral shall not include:

           (i) rights of such Lien Grantor in respect of any property or asset which is prohibited from being pledged to the Collateral Agent as part of the Collateral by any Permitted Encumbrances;

           (ii) Program Receivables and (A) security interests or liens and property subject thereto purporting to secure payment of such Program Receivables, (B) leases, guaranties, insurance and other arrangements supporting payment of such Program Receivables, (C) rights to payment and collections in respect of such Program Receivables, (D) books, records and similar information relating to such Program Receivables or the obligors thereon, (E) with respect to any such Program Receivables, the transferee's interest in goods (including, without limitation, Equipment or Inventory) the sale of which gave rise to such Program Receivables and (F) if such Program Receivables arise from a lease financing or installment sale transaction, the Equipment or Inventory that is the subject of the underlying transaction and is transferred to a Receivables SPE;

           (iii)  Transferred Intellectual Property;

           (iv) Federal and Provincial Government Receivables of such Lien Grantor;

           (v)    Third Party Vendor Financing Assets of such Lien Grantor;

           (vi) the last day of the term of any lease or any extension or renewal thereof, oral or written, or agreement therefor, now held or hereafter acquired by any Lien Grantor but upon the enforcement of the security interest hereunder, the applicable Lien Grantor shall stand possessed of such last day in trust to assign the same to any Person acquiring such term; and

           (vii) Equity Interests in any Person that is not a Material Canadian Subsidiary or which are not directly owned by such Lien Grantor.

     (c) With respect to each right to payment or performance included in the Collateral from time to time, the Security Interest granted therein includes, subject to Permitted Encumbrances, a continuing security interest in (i) any supporting obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such supporting obligation.

     (d) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

     (e) If the Collateral is realized upon and the security interest in the Collateral is not sufficient to satisfy all Canadian Secured Obligations, each Lien Grantor acknowledges and agrees that, subject to the provisions of the PPSA, such Lien Grantor shall continue to be liable for any Canadian Secured Obligations remaining outstanding and Collateral Agent shall be entitled to pursue full payment thereof.

     (f) Each Lien Grantor, on and from the Relevant Date applicable to such Lien Grantor, and the Collateral Agent hereby acknowledge that value has been given, such Lien Grantor has rights in the Collateral or, with respect to any after acquired Collateral, will have rights in such Collateral when so acquired and this Agreement constitutes a security agreement as that term is defined in the PPSA.

     (g) Each Guarantor (other than XCFI) shall be a Secured Guarantor, and such Guarantor's grant of a Security Interest in its Collateral hereunder shall become effective, on the date hereof, unless such Guarantor (other than XCFI) is either (i) a Restricted Guarantor or (ii) an ESOP Restricted Guarantor on the date hereof and in each case such Guarantor's grant of a Security Interest in its Collateral hereunder shall not become effective until, and such Guarantor shall not become a Secured Guarantor hereunder until, the first day after the end of the first Fiscal Year during which such Guarantor ceases to be either a Restricted Guarantor or an ESOP Restricted Guarantor.

     (h) XCFI's grant of a security interest in its Collateral hereunder shall not become effective until, and XCFI shall not become a Secured Guarantor hereunder until, the first day after the end of the first Fiscal Quarter after or containing the XCFI Release Date during which XCFI is not a Restricted Guarantor or an ESOP Restricted Guarantor.

     (i) Liens on the Collateral of any Secured Guarantor granted pursuant to this Agreement shall lapse, and such Guarantor shall cease to be a Secured Guarantor, starting on the day such Guarantor becomes a Restricted Guarantor; provided, however, that such Guarantor's grant of a security interest in its Collateral hereunder shall revive, and such Guarantor shall become a Secured Guarantor again, on the first day after the end of the next first Fiscal Quarter during which such Guarantor ceases to be a Restricted Guarantor.

         SECTION 5. Further Assurances; Covenants.

         Each Lien Grantor covenants as follows:

         (a) Such Lien Grantor will furnish to the Collateral Agent promptly (but in any event within 20 Business Days of the occurrence of such event) written notice of any change in (i) its corporate, partnership, company or other legal name, (ii) its place of business or chief executive office if there is more than one principal place of business (determined as provided in the PPSA applicable to such Lien Grantor) or, if applicable, its domicile (as defined in the Civil Code of Quebec) or (iii) its identity or corporate structure.

         (b) Such Lien Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other reasonable action, (including, without limitation, any filings of financing or financing change statements under the PPSA) that from time to time is required under the PPSA or the Civil Code of Quebec to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Canadian Security Documents or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies under the Canadian Security Documents with respect to any of the Collateral. To the extent permitted by Applicable Law, such Lien Grantor hereby appoints the Collateral Agent as such Lien Grantor's attorney-in-fact to execute and file all filings in Canada, including financing statements and financing change statements with respect to the Collateral, required or requested for the purposes of creating, perfecting and preserving the Security Interests, all acts of such attorney being hereby ratified and confirmed; and such power, is coupled with an interest, includes the power of substitution and shall be irrevocable until all the Security Interests granted by such Lien Grantor terminate pursuant to Section 19. Such Lien Grantor shall pay the costs of, or reasonable costs incidental to, any filing of any financing or financing change statements, the publication of notice under the RPMRR or other documents registered, recorded or filed pursuant thereto concerning the Collateral.

         (c) Upon the occurrence and during the continuance of an Event of Default, if any Collateral is in the possession or control of a warehouseman, bailee or agent, such Lien Grantor will upon request of the Required Revolving Lenders (i) notify such warehouseman, bailee or agent of the relevant Security Interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions and to permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing, (iii) use reasonable commercial efforts (without incurring material obligations or foregoing material rights) to cause such warehouseman, bailee or agent to enter into an agreement for the benefit of Collateral Agent and the Secured Parties acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and otherwise in form and substance satisfactory to the Collateral Agent.

         (d) If an Actionable Event of Default shall have occurred and be continuing, such Lien Grantor shall stamp or otherwise mark all books and records relating to the Collateral in such manner, if any, as the Required Revolving Lenders may reasonably require in order to reflect the Security Interests.

         (e) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence in such Lien Grantor's possession, or under such Lien Grantor's control, or that can be generated internally or, if an Actionable Event of Default has occurred and is continuing, can otherwise be obtained by such Lien Grantor, without unreasonable effort or expense, which the Collateral Agent may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of the Canadian Security Documents.

         (f) Such Lien Grantor will not Transfer, grant interests in, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless doing so would violate a covenant in the Credit Agreement. Concurrently with any such Transfer (except a Transfer to another Lien Grantor, a lease or a license) permitted by the foregoing proviso, the Security Interests on such assets Transferred (but not in any Proceeds arising from such Transfer) will cease immediately pursuant to Section 9.03 of the Credit Agreement.

         (g) Each Lien Grantor that owns or has rights in movable property situated in, or subject to the laws of, the Province of Quebec shall execute and deliver to the Collateral Agent a Hypothec in respect of movable property and bond certificates and pledge agreement, if necessary (all substantially in the form which the Collateral Agent may reasonably request) and all other ancillary and supplementary documents or documentation required for publication with respect to any of the foregoing.

         SECTION 6. Recordable Intellectual Property.

         Each Lien Grantor covenants as follows:

         (a) Such Lien Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the Canadian Intellectual Property Office) regarding such Lien Grantor's ownership of such material Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same, except where the occurrence of the foregoing could not reasonably be expected to result in a Material Adverse Effect. If any of such Lien Grantor's rights to any material Recordable Intellectual Property are infringed, misappropriated or diluted, by a third party, such Lien Grantor will notify the Collateral Agent within 30 days after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, or the failure to take such action could not reasonably be expected to result in a Material Adverse Effect, (i) promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, (ii) take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such material Recordable Intellectual Property and (iii) notify the Collateral Agent thereof to the extent required by the Credit Agreement.

         (b) Unless an Actionable Event of Default shall exist and the Collateral Agent shall have notified such Lien Grantor that the Lien Grantor's right to do so is terminated, suspended or otherwise limited, the grant of Liens on Recordable Intellectual Property pursuant hereto shall not preclude any Lien Grantor from entering into any Copyright License, Design License, Patent License or Trademark License or, subject to Section 5, from managing or maintaining its Recordable Intellectual Property in a manner that is in the ordinary course of such Lien Grantor's business and consistent with such Lien Grantor's historical practices, as permitted by the Credit Agreement.

         SECTION 7. Pledged Securities.

         Each Lien Grantor represents, warrants and covenants as follows:

         (a)      Certificated Securities.

                  (i) With respect to each Original Lien Grantor, such Original Lien Grantor will deliver (A), on the Canadian Effective Date to the Collateral Agent as Collateral hereunder all certificates representing Pledged certificated Securities ("Pledged Certificated Securities") that are Equity Interests and issued by any Material Canadian Subsidiary then directly owned by such Original Lien Grantor and identified on Schedule 1 of this Agreement as required to be pledged under Section 5.13(a) of the Credit Agreement and the Post-Closing Collateral and Guarantee Requirement and (B) in accordance with Section 5.13(b) of the Credit Agreement within 90 days after the Restatement Date, to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities that are Equity Interests issued by any Material Canadian Subsidiary then directly owned by such Original Lien Grantor (to the extent such Securities have not been pledged and delivered pursuant to clause
         (i)(A) of this Section 7(a)).

                  (ii) With respect to any other Lien Grantor, such Lien Grantor will deliver, on the date on which it signs and delivers its first Guarantee and Security Agreement Supplement (or on its Relevant Date in the case of a Guarantor which is not an Original Lien Grantor) to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities that are Equity Interests issued by any Material Canadian Subsidiary then directly owned by such Lien Grantor and required to be included in the Collateral.

                  (iii) After the pledge and delivery of Pledged Certificated Securities described in clause (i) or (ii) of this Section 7(a), whenever such Original Lien Grantor or such Lien Grantor, as the case may be, acquires direct ownership of any other certificate representing a Pledged Certificated Security that is an Equity Interest and required to be included in the Collateral, such Original Lien Grantor or such Lien Grantor, as the case may be, will promptly deliver such certificate to the Collateral Agent as Collateral hereunder.

                  The provisions of this subsection are subject to the limitation in Section 7(g) in the case of Equity Interests that are subject to Permitted Encumbrances.

         (b)      Uncertificated Securities.

                  (i) With respect to each Original Lien Grantor, such Original Lien Grantor will, (A) on the Canadian Effective Date in respect of each Pledged uncertificated Security ("Pledged Uncertificated Security") that is an Equity Interest and issued by any Material Canadian Subsidiary then directly owned by such Original Lien Grantor and identified on Schedule 1 of this Agreement as required to be pledged under Section 5.13(a) of the Credit Agreement and the Post-Closing Collateral and Guarantee Requirement and (B) in accordance with Section 5.13(b) of the Credit Agreement within 90 days after the Restatement Date, in respect of each Pledged Uncertificated Security that is an Equity Interest issued by any Material Canadian Subsidiary then directly owned by such Original Lien Grantor (to the extent that such Security has not been pledged pursuant to clause (i)(B) of this
         Section 7(b)), (x) such Lien Grantor shall give written instructions to the relevant depository institution or other applicable Person, together with a written copy thereof to the Collateral Agent, sufficient for the depository institution or other applicable Person to record in its book entry system that the Collateral Agent is the pledgee of each Pledged Uncertificated Security or (y) register the Collateral Agent as the registered owner of such Security on the books and records of the issuer, in each case as the Collateral Agent and such Original Lien Grantor may reasonably agree.

                  (ii) With respect to any other Lien Grantor, such Lien Grantor will, on the date on which it signs and delivers its first Guarantee and Security Agreement Supplement (or on its Relevant Date in the case of a Guarantor which is not an Original Lien Grantor) in respect of each Pledged Uncertificated Security that is an Equity Interest issued by any Material Canadian Subsidiary then directly owned by such Lien Grantor and required to be included in the Collateral (x) give written instructions to the relevant depository institution or other applicable Person, together with a written copy thereof to the Collateral Agent, sufficient for the depository institution or other applicable Person to record in its book entry system that the Collateral Agent is the pledgee of each Pledged Uncertificated Security or (y) register the Collateral Agent as the registered owner of such Security on the books and records of the issuer, in each case as the Collateral Agent and such Lien Grantor may reasonably agree.

                  (iii) After the pledge of Pledged Uncertificated Securities described in clause (i) or (ii) of this Section 7(b), whenever such Original Lien Grantor or such Lien Grantor, as the case may be, acquires any other Pledged Uncertificated Security that is an Equity Interest and required to be included in the Collateral such Original Lien Grantor or such Lien Grantor, as the case may be, will promptly
         (x) give written instructions to the relevant depository institution or other applicable Person, together with a written copy thereof to the Collateral Agent, sufficient for the depository institution or other applicable Person to record in its book entry system that the Collateral Agent is the pledgee of each Pledged Uncertificated Security or (y) register the Collateral Agent as the registered owner of such Security on the books and records of the issuer, in each case as the Collateral Agent and such Original Lien Grantor or Lien Grantor, as the case may be, may reasonably agree.

                  The provisions of this subsection are subject to (X) Section 9(c), and (Y) the limitation in Section 7(g) in the case of Equity Interests that are subject to Permitted Encumbrances.

         (c) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security that is an Equity Interest issued by any Material Canadian Subsidiary, the Collateral Agent takes possession of the Pledged Certificated Securities or a person on its behalf other than such Lien Grantor or its agent, and, provided that the Collateral Agent has no notice of any adverse claim affecting the Pledged Certificated Securities, the Security Interest in the Pledged Certificated Securities has priority over any other security interest in the Pledged Certificated Securities.

         (d) Perfection as to Uncertificated Securities. When the Collateral Agent takes possession or constructive possession or when the Collateral Agent is registered as the registered owner of any Pledged Uncertificated Security that is an Equity Interest issued by any Material Canadian Subsidiary owned by such Lien Grantor the Security Interest on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others or a person on its behalf other than such Lien Grantor or its agent, if the Collateral Agent has no notice of any adverse claim affecting the Pledged Uncertificated Securities.

         (e) Delivery of Pledged Certificates. Any certificate representing a Pledged Certificated Security that is an Equity Interest issued by any Material Canadian Subsidiary, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, signed by an authorized officer, all in form and substance reasonably satisfactory to the Collateral Agent.

         (f) Communications. If an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Lien Grantors that it elects to exercise the remedies provided in Section 12, such Lien Grantor will promptly give to the Collateral Agent copies of any notices and other communications received by it with respect to Pledged Certificated Securities that are Equity Interests issued by any Material Canadian Subsidiary registered in the name of such Lien Grantor or its nominee.

         (g) Equity Interests subject to Permitted Encumbrances. Such Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any Equity Interest issued by any Person if and to the extent (but only to the extent) that such Equity Interest is excluded from the Collateral at such time pursuant to Sections 4(b)(i) or 4(b)(vii).

         (h) Direct Holding of Pledged Securities. Such Lien Grantor shall hold directly, and not through any subsidiary, securities intermediary or other Person, all Pledged Securities owned by it.

         SECTION 8. Collateral Account.

         (a) There is hereby established with the Collateral Agent, with respect to each Lien Grantor, a cash collateral account (its "Collateral Account") in the name and under the exclusive control of the Collateral Agent into which there shall be deposited from time to time after the occurrence and during the continuance of an Actionable Event of Default and upon notice from the Collateral Agent that it elects to exercise the remedies provided in this
Section 8 the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to subsection 8(b) hereof or any other provision of any Canadian Security Document. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of each Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All cash amounts on deposit in each Collateral Account from time to time after the occurrence and during the continuance of an Event of Default, together with any Liquid Investments from time to time made pursuant to subsection 8(d) hereof, shall at all times be within the exclusive possession, dominion and control of the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Canadian Secured Obligations until applied thereto as hereinafter provided.

     (b) If an Actionable Event of Default shall have occurred and be continuing and if so requested by the Required Lenders each Lien Grantor shall instruct all account debtors and other Persons obligated in respect of all Accounts then included in the Collateral to make all payments in respect of the Accounts either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name of such Lien Grantor (with a notation that proceeds held therein are held in trust for and subject to the Liens of the Secured Parties) and under the control of the Collateral Agent) or (ii) under other arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which such Lien Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in such Lien Grantor's Collateral Account. In addition to the foregoing, such Lien Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) are received by it at a time when the foregoing provisions of this Section 8(b) are in effect, such Lien Grantor shall as promptly as possible deposit such proceeds into its Collateral Account. Until so deposited into the Collateral Account, all such proceeds shall, during the continuation of such Event of Default, be held in trust by such Lien Grantor for the Secured Parties and shall not be commingled with any other funds or property of such Lien Grantor.

     (c) Upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of each Collateral Account in the manner specified in Section 14.

     (d) If an Actionable Event of Default shall have occurred and be continuing, amounts on deposit in each Collateral Account, to the extent not applied in the manner specified in Section 14 pursuant to paragraph (c) above, shall if permitted by the terms of any agreement between the relevant Lien Grantor and the depository institution where such Collateral Account is held, be invested and re-invested from time to time in such Liquid Investments as the relevant Lien Grantor shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that the Collateral Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Canadian Secured Obligations in the manner specified in
Section 14; and provided further that the Collateral Agent shall, if so instructed by the relevant Lenders in the manner specified in Section 9.02 of the Credit Agreement, liquidate any such Liquid Investments and release the proceeds thereof to the relevant Lien Grantor. For this purpose, "Liquid Investments" means Permitted Investments; provided that each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent.

     SECTION 9.  Transfer of Record Ownership.

     (a) If an Actionable Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee.

     (b) Perfection upon Transfer of Record Ownership. If and when any Pledged Security (whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 7(b) or 9(a), the Security Interest on such Pledged Security will be perfected, subject to no prior Liens or rights of others.

     (c) Provisions Inapplicable after Transfer of Record Ownership. If the provisions of Section 9(a) are implemented, Section 7(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Collateral Agent or its nominee.

     (d) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.

     SECTION 10. Right to Vote Securities and Receive Dividends.

     (a) Unless an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee, in each case as shall be reasonably requested by such Lien Grantor. Unless an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

     (b) If an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, the Collateral Agent will have the right to the extent permitted by Applicable Law (and, in the case of Collateral consisting of any Security that is subject to any Permitted Encumbrances, by the relevant agreement or governing document to the extent of any Permitted Encumbrances contained in such agreement or governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Securities (if any) with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

     (c) Unless an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, dividends or other distributions paid on Pledged Equity Interests owned directly by such Lien Grantor shall be paid to such Lien Grantor.

     SECTION 11. General Authority.

     Each Lien Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, and such power is coupled with an interest with full power of substitution, in the name of such Lien Grantor, the Collateral Agent, the Secured Parties or otherwise, for the use and benefit of the Secured Parties, but at the Borrowers' expense, to the extent permitted by law to exercise, upon the occurrence and during the continuance of an Actionable Event of Default or upon acceleration of the Loans in accordance with the terms of the Credit Agreement, all or any of the following powers with respect to all or any of the
Collateral:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (c) upon acceleration of the Loans in accordance with the terms of the Credit Agreement, to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if the Collateral Agent were the absolute owner of the Lien Grantor's right, title and interest therein, and

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice comply with the provisions of the PPSA and all other mandatory requirements of Applicable Law; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the PPSA.

     SECTION 12. Remedies upon Actionable Event of Default or Acceleration.

     (a) Upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent may exercise (or cause its sub-agents to exercise) any and all remedies available to it (or to such sub-agents) under the Canadian Security Documents.

Without limiting the generality of the foregoing, upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent may exercise (or cause its sub-agents to exercise) on behalf of the Secured Parties all rights of a secured party after default under the PPSA (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 14 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Canadian Secured Obligations in full, take possession of, sell, lease, license or otherwise dispose of the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The relevant Lien Grantor will execute and deliver such documents and take such other action as the Collateral Agent deems reasonably necessary or proper in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the relevant Lien Grantor which may be waived, and such Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 11 shall comply with the requirements set forth in Section 11. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) For the purpose of enforcing any and all rights and remedies under the Canadian Security Documents upon the occurrence and during the continuance of an Actionable Event of Default or upon acceleration of the Loans in accordance with the terms of the Credit Agreement, as the case may be, the Collateral Agent may (i) require any Lien Grantor to, and such Lien Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith take reasonable steps to assemble all or any part of the Collateral as directed by the Collateral

Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise, (ii) to the extent permitted by Applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Lien Grantor's books and records relating to the Collateral upon reasonable notice and at reasonable times and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent reasonably deems appropriate and, in connection with such preparation and disposition, use without charge any Intellectual Property or technical process used by such Lien Grantor in connection therewith and included in the Collateral, subject, with respect to products being sold under Trademarks, to standards of quality with respect to such Products that are reasonably comparable to those prevailing at the time of such Actionable Event of Default. The Collateral Agent may also render any or all of the Collateral unusable at such Lien Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

     (c) If an Actionable Event of Default exists, the Collateral Agent may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Collateral Agent or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her or its stead. Any such Receiver shall, so far as concerns responsibility for his/her or its acts, be deemed the agent of the Lien Grantors and not the Collateral Agent or any Secured Party, and neither the Collateral Agent nor any Secured Party shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her or its servants, agents or employees. Subject to the provisions of the instrument appointing him/her or it, any such Receiver shall
(i) have such powers as have been granted to the Collateral Agent under subsection (a) and (b) above, and (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Collateral Agent under subsection (a) and (b) above, as applicable, which powers shall include the power to preserve Collateral or its value, and to carry on or concur in carrying on all or any part of the business of such Lien Grantor. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including such Lien Grantor, enter upon, use and occupy all premises owned or occupied by such Lien Grantor wherein Collateral may be situate, maintain Collateral upon such premises, and borrow money on a secured or unsecured basis and use Collateral directly in carrying on such Lien Grantor's business or as security for loans or advances to enable the Receiver to carry on such Lien Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the Collateral Agent, all money received from time to time by such Receiver in carrying out his/her or its appointment shall be received in trust for and paid over to the Collateral Agent. Every such Receiver may, in the discretion of the Collateral Agent, be vested with all or any of the rights and powers of the Collateral Agent.

     (d) The remedies specified in this Section 12 do not affect, and are in addition to, remedies otherwise specified for or available to the Collateral Agent or the Secured Parties under this Agreement or any other Loan Document, including, but not limited to, remedies available upon the occurrence and during the continuance of an Event of Default, or Actionable Event of Default, as the case may be.

     (e) The Collateral Agent hereby agrees that, notwithstanding anything to the contrary set forth herein, the exercise of rights and remedies by the Collateral Agent pursuant to this Section 12 (or otherwise) with respect to any Collateral may be subject to the effect of any Permitted Encumbrances.

     SECTION 13.  Limitation on Duty of Collateral Agent in Respect of
Collateral.

     Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

     SECTION 14.  Application of Proceeds.

     (a) Upon (A) acceleration of the Loans in accordance with the terms of the Credit Agreement and (B) the exercise of remedies by the Collateral Agent under
Section 12 hereof, the proceeds of any sale of, or other realization upon, all or any part of the Collateral, shall be applied by the Collateral Agent as follows:

               first, to pay the expenses of such sale or other realization, including reasonable compensation to agents contemplated by Section 16 and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Canadian Security Documents, and then ratably (based on the proportion of the Loans to the Canadian Borrower to all Loans) to pay any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to Section 18 hereof;

               second, to pay the unpaid principal of Revolving Loans to the Canadian Borrower (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of the principal of such Loans shall have been made (or so provided for);

               third, to pay all interest on the Loans to the Canadian Borrower and fees (to the extent payable by the Canadian Borrower or by Xerox on behalf of the Canadian Borrower) payable under the Credit Agreement to Revolving Lenders until payment in full of all such interest and fees shall have been made;

               fourth, to pay all other Canadian Secured Obligations ratably (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of all such other Canadian Secured Obligations shall have been made (or so provided for); and

               finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

          The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 14(b), be payable in respect of a Canadian Contingent CA Secured Obligation or any other Canadian Secured Obligation that is not then due and payable (by reason of acceleration or otherwise), the Collateral Agent shall not apply any monies to pay such Canadian Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Canadian Secured Obligation if then ascertainable (e.g., in the case of a Letter of Credit, the maximum amount available for subsequent drawings thereunder, regardless of whether the conditions to drawing thereunder are then satisfied). If the holder of such Canadian Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Canadian Secured Obligation were outstanding and then due and payable in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Canadian Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 14(b) rather than Section 14(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Canadian Secured Obligation becomes due and payable (or, in the case of a Canadian Contingent CA Secured Obligation, becomes a Canadian Non-Contingent CA Secured Obligation), whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Canadian Secured Obligation; provided that, if the other Canadian Secured Obligations theretofore paid pursuant to the same clause of Section 14(a) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Canadian Secured Obligation as the percentage of such other Canadian Secured Obligations theretofore paid pursuant to the same clause of Section 14(a). If (i) the holder of such Canadian Secured Obligation shall advise the Collateral Agent that no portion thereof (A) has not become due and payable or (B) remains in the category of a Canadian Contingent CA Secured Obligation, as the case may be, and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 14(b) in respect of such Canadian Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that have become due and payable or become Canadian Non-Contingent CA Secured Obligations, as the case may be), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 14(a).

     (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 15(c). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

     SECTION 15.  Concerning the Collateral Agent.

     The provisions of Article VIII of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement (as if the Collateral Agent were the Administrative Agent referred to therein) and shall be binding upon the parties to this Agreement. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein specified:

     (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

     (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Canadian Security Documents. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of any Canadian Security Document by any Lien Grantor.

     (c) For all purposes of the Canadian Security Documents, including determining the amounts of the Canadian Secured Obligations and whether a Canadian Secured Obligation is a Canadian Contingent CA Secured Obligation or not, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Lender and Agents, their Canadian Secured Obligations and actions taken by them, (ii) any Secured Party for information as to its Canadian Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) Xerox, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

     SECTION 16.  Appointment of Co-Collateral Agents.

     At any time or times, upon prior written notice to Xerox and in order (a) to comply with any legal requirement in any jurisdiction, (b) preserve or protect the Collateral, (c) exercise remedies specified in this Agreement or (d) otherwise carry out duties or exercise rights specified in this Agreement, the Collateral Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 15).

     SECTION 17. Taxes

     Each Guarantor agrees that:

     (a) All payments of Canadian Secured Obligations and all amounts payable on, under or in respect of this Agreement by such Guarantor, including, without limitation, amounts payable by such Guarantor under clause (b) of this Section 17, shall be made free and clear of and without deduction for all present and future Taxes (other than income or franchise taxes imposed on (or measured by) the net income of a Secured Party by a Secured Party Jurisdiction of that Secured Party) including any such Taxes imposed with respect to this Agreement, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof (hereinafter called "Covered Taxes"), provided that, if any Guarantor shall be required to deduct any Covered Taxes from such payments, then (i) the sum payable will be increased as necessary so that, after all required deductions (including deductions applicable to additional sums payable under this Section) are made, each relevant Secured Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law. The parties agree to cooperate and provide information with respect to Canadian and foreign withholding tax matters relating to payments under this Agreement in a manner consistent with the principles of Section 2.16(e) of the Credit Agreement, mutatis mutandis. The parties also agree that the provisions of Section 2.16(f) of the Credit Agreement apply, mutatis mutandis, to Covered Taxes that are deducted, withheld or paid by a Guarantor pursuant to this Agreement.

     (b) Each Guarantor shall indemnify each Secured Party, within 15 Business Days after written demand therefor, for the full amount of any Covered Taxes paid or incurred by such Secured Party with respect to any payment by or obligation of such Guarantor under or with respect to this Agreement or any other Canadian Security Document (including Covered Taxes imposed or asserted on or attributable to amounts payable under this Section 17) and any expenses arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Secured Party shall make a good faith effort to verify that such Covered Taxes are correctly and legally imposed or asserted by the relevant Governmental Authority. An officer's certificate as to the amount of any such payment delivered to Xerox by a Secured Party on its own behalf, or by the Collateral Agent on behalf of a Secured Party, shall be conclusive absent manifest error.

     (c) Within 15 Business Days after any Guarantor pays any Covered Taxes to a Governmental Authority, such Guarantor shall deliver to the Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment. Each Guarantor shall promptly furnish to each Secured Party any other information, documents and receipts that the Secured Party may from time to time reasonably request to establish to its satisfaction that full and timely payment of all Covered Taxes has been made. The applicable

Guarantor will be deemed to have satisfied the requirement of this Section 17(c) if it has furnished such information, documents and/or receipts to the Collateral Agent.

     (d) Notwithstanding paragraphs (a) and (b) above, the payment increases and indemnities pursuant to those paragraphs will not apply to the payment of any Canadian Secured Obligation to the extent that (in the absence of this paragraph (d)) the Secured Party would thereby receive a net cash payment in respect of that Canadian Secured Obligation greater than if that Canadian Secured Obligation had been paid by the Borrower.

     SECTION 18.  Expenses.

     The Canadian Borrower agrees that it will forthwith upon demand pay to the Collateral Agent:

          (i) the amount of any Taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any other Lien thereon; and

          (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and, upon the occurrence and during the continuation of an Event of Default, and of any other experts, which the Collateral Agent may incur in connection with (w) the administration or enforcement of the Canadian Security Documents, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Collateral Agent of any of the rights conferred upon it under the Canadian Security Documents or (z) any Event of Default.

     Any such amount not paid on demand shall, unless prohibited by Applicable Law, bear interest at the rate applicable to Base Rate Loans from time to time plus 2% and shall be an additional Canadian Secured Obligation hereunder.

     SECTION 19.  Termination of Security Interests; Release of Collateral.

     (a) Each Security Interest granted hereunder shall terminate, and all rights to the relevant Collateral shall revert to the relevant Lien Grantor, if, as and to the extent permitted by Section 9.02 and 9.03 of the Credit Agreement, as the case may be.


     (b) Upon any termination of a Security Interest or release of Collateral, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Security Interest or the release of such Collateral, as the case may be.

     SECTION 20.  Additional Guarantors and Lien Grantors.

     Any Canadian Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Guarantee and Security Agreement Supplement, whereupon such Subsidiary shall become (a) a "Guarantor" or (b) a "Guarantor" and a "Lien Grantor" as defined herein.

     SECTION 21.  Change of Status.

     (a) Notwithstanding any contrary provision of this Agreement, if any Unrestricted Guarantor (other than XCFI before the XCFI Release Date) shall become a "Specified Subsidiary" under the Reference Indenture (or if the High Yield Indenture ceases to be the Reference Indenture, a corresponding category under the new Reference Indenture) after the Canadian Effective Date, such Guarantor shall be treated as a Restricted Guarantor for the purpose of this Agreement, and Liens on the Collateral of such Guarantor shall lapse.

     (b) Notwithstanding any contrary provision of this Agreement, if any Restricted Guarantor (other than XCFI before the XCFI Release Date) shall cease to be a "Specified Subsidiary" under the Reference Indenture (or if the High Yield Indenture ceases to be the Reference Indenture, a corresponding category under the new Reference Indenture) at the end of any Fiscal Year, such Guarantor shall be treated as an Unrestricted Guarantor for the purpose of this Agreement, and, unless such Guarantor is still an ESOP Restricted Guarantor, its grant of a Security Interest in its Collateral pursuant hereto shall become effective, starting the first day after the end of such Fiscal Year.

     (c) Notwithstanding any contrary provision of this Agreement, a Guarantor shall cease to be an ESOP Restricted Guarantor immediately after it or Xerox's obligations under the ESOP Guarantee Agreement have been terminated.

     (d) Upon becoming a Secured Guarantor under this Section 21, each such Secured Guarantor shall at its own expense, promptly execute and deliver all further documents and take all further action necessary or appropriate to give effect to the provisions and intent of this Agreement and to complete the transactions contemplated by this Agreement, including, without limitation, deliver to Collateral Agent all documents and instruments required to be delivered under Section 7 in respect of Pledged Securities.

     SECTION 22.  Notices.

     All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the Collateral Agent and the Canadian Borrower. All notices and other communication given to any party hereto in accordance with the provisions of this Agreement will be deemed to have been given on the date of receipt.

     SECTION 23.  Waivers, Non-Exclusive Remedies.

     No failure on the part of the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

     SECTION 24. Successors and Assigns.

     This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their successors and, in the case of the Lenders, permitted assigns pursuant to Section 9.04 of the Credit Agreement and in the event of an assignment of all or any of the Canadian Secured Obligations, the rights hereunder, to the extent applicable to the obligation so assigned, shall be automatically transferred with such obligation. This Agreement shall be binding on the Canadian Borrower, each Guarantor and its successors and assigns.

     SECTION 25. Changes in Writing.

     Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Lenders as are required to consent thereto under Section 9.02 of the Credit Agreement.

     SECTION 26. Ontario Law.

     This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Ontario are governed by the laws of such jurisdiction.

     SECTION 27. Judgment Currency

     If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from a Guarantor or the Canadian Borrower in the currency expressed to be payable in any Loan Document (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the specified currency with such other currency at the Collateral Agent's Toronto office on the domestic Business Day preceding that on which final judgment is given. The obligations of the Guarantor or the Canadian Borrower in respect of any sum due to the Collateral Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the domestic Business Day following receipt by the Collateral Agent of any sum adjudged to be so due in such other currency the Collateral Agent may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to the Collateral Agent, in the specified currency, the Guarantor or the Canadian Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to the Collateral Agent, in the specified currency, then the Collateral Agent agrees to remit such excess to the Guarantor or the Canadian Borrower.

     SECTION 28. Interest Act

     For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in the Credit Agreement and in this Agreement (and stated herein as applicable to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time.

     SECTION 29. Saskatchewan

     It is hereby agreed that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Agreement or any agreement or instrument renewing or extending or collateral to this Agreement.

     SECTION 30. WAIVER OF JURY TRIAL.

     EACH PARTY HERETO AND ANY OTHER SECURED PARTY BY ITS ACCEPTANCE OF THE BENEFITS HEREOF OR BY SEEKING TO ENFORCE THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY CANADIAN SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY AND FOR ANY COUNTERCLAIM THEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), AND OF EACH OF SUCH PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR COUNSEL OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 31. Severability.

     If any provision of any Canadian Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions of the Canadian Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

     ADDRESS:

                                             XEROX CANADA CAPITAL LTD.

                                             By:________________________________
                                                 Name:
                                                 Title:

                                             BANK ONE, NA, Canada Branch, as
                                             Collateral Agent

                                             By:________________________________
                                                 Name:
                                                 Title:

                                             Guarantors:

                                             [NAMES OF GUARANTORS]

                                             By:________________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE 1
                                                                to Guarantee and
                                                              Security Agreement

                               PLEDGED SECURITIES
                       (as of the Canadian Effective Date)

               Jurisdiction       Owner of    Percentage       Number of
  Issuer      of Organization     Security      Owned       Shares or Units
  ------      ---------------     --------      -----       ---------------


                                  Schedule 1-1

                                                                       EXHIBIT A
                                             to Guarantee and Security Agreement

                             PERFECTION CERTIFICATE

          The undersigned is a duly authorized officer of [Insert Name of Lien Grantor] ("Lien Grantor"). With reference to the Guarantee and Security Agreement dated as of _________, 2002 among XEROX CANADA CAPITAL LTD., the Guarantors party thereto and BANK ONE, NA, Canada Branch, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

          A.   Information Required for Filings and Searches for Prior Filings.

          1. Jurisdiction of Organization. The jurisdiction of organization of the Lien Grantor is set forth in Schedule 3.12 to the Credit Agreement.

          2. Name. The exact legal name of the Lien Grantor as it appears in its organizational documents is set forth in Schedule 3.12 to the Credit Agreement.

          3. Prior Names. (a) Set forth below is each other corporate or other legal name that the Lien Grantor has had within the past five years, together with the date of the relevant change:

          (b) Except as set forth in Schedule 1 hereto, the Lien Grantor has not changed its corporate structure/1/ in any way within the past five years.

          4. Filing Office. In order to perfect, as of its Relevant Date, the Security Interests granted by the Lien Grantor, a duly completed financing statement in the prescribed form or publication of a notice in the RPMRR, with the collateral described as set forth on Schedule 2 hereto, should be on file in the case of Xerox Canada Capital Ltd., in the personal property security registry ("PPSR") or RPMRR office in each of the following provinces.

          B.   Additional Information Required for Searches for Prior Filings.

          1. Current Locations. (a) The principal place of business or, if more than one, the chief executive office and, if applicable, the registered head office or domicile (as defined in the Civil Code of Quebec), as the case may be, of the Lien Grantor is located at the following address:

Name of Lien Grantor       Mailing Address                    Province
--------------------       ---------------                    --------




__________

/1/ Changes in corporate structure would include mergers, amalgamations and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

                                 Exhibit A-1

          (b) The following are all current locations in Canada not identified above where the Lien Grantor maintains any Inventory or Equipment:

Name of Lien Grantor       Mailing Address                    Province
--------------------       ---------------                    --------





          2. Prior Locations. Set forth below is the information required by paragraphs (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any Inventory or Equipment of the Lien Grantor has been lodged at any time during the past four months:

          C. Search Reports.

          A true copy of a file search report from the PPSR and RPMRR filing office in each jurisdiction identified in Part A-4 and Part B above with respect to each name set forth in Part A-2 and Part A-3 above has been provided to the Collateral Agent. This file search report covers the Lien Grantor.

          D. Canadian Filings

          Schedule 3 hereto sets forth the Lien Grantor's place of business or chief executive office if there is more than one principal place of business (determined as provided in the PPSA applicable to such Lien Grantor) or, if applicable, its domicile (as defined in the Civil Code of Quebec).

          IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________, 2002


                                     _________________________
                                     Name:
                                     Title:


                                   Exhibit A-2

                                                                      Schedule 1
                                                       to Perfection Certificate

                         CHANGES IN CORPORATE STRUCTURE

                                   Schedule 2
                                  to Exhibit A

                                                                      Schedule 2
                                                       to Perfection Certificate

                            DESCRIPTION OF COLLATERAL

[Complete if required for registration]

                                   Schedule 2
                                  to Exhibit A

                                                                      Schedule 3
                                                       to Perfection Certificate

           PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE/DOMICILE
                                 OF LIEN GRANTOR

Name of Lien Grantor          Principal Place of Business/Chief Executive Office/Domicile
--------------------          -----------------------------------------------------------

                                   Schedule 3
                                  to Exhibit A

                                                                       EXHIBIT B
                                             to Guarantee and Security Agreement

                   GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT

         GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF GUARANTOR OR GUARANTOR AND LIEN GRANTOR] (the "Guarantor" [and "Lien Grantor"]) and BANK ONE, NA, Canada Branch, as Collateral Agent.

         WHEREAS, XEROX CANADA CAPITAL LTD. ("XEROX"), the Guarantors party thereto and BANK ONE, NA, Canada Branch, as Collateral Agent, are parties to a Canadian Guarantee and Security Agreement dated as of ___________, 2002 (as heretofore amended and/or supplemented, the "Guarantee and Security Agreement") under which (1) Xerox secures certain of its obligations, (2) the Guarantors guarantee certain obligations and (3) the Secured Guarantors secure their respective guarantees thereof;

         WHEREAS, [name of Guarantor or Guarantor and Lien Grantor] desires to become [is] a party to the Guarantee and Security Agreement as a Guarantor [and Lien Grantor] thereunder; and

         WHEREAS, terms defined in the Guarantee and Security Agreement (or whose definitions are incorporated by reference in Sections 1(a) and 1(b) of the Guarantee and Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         [1. Guarantee. The Guarantor unconditionally guarantees the full and punctual payment of each Canadian CA Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Guarantor acknowledges that, by signing this Guarantee and Security Agreement Supplement and delivering it to the Collateral Agent, the Guarantor becomes a ["Guarantor" and/or "Lien Grantor"] for all purposes of the Guarantee and Security Agreement and that its obligations under the foregoing Guarantee are subject to all the provisions of the Guarantee and Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.]

         2. Grant of Security Interests.

         (a) In order to secure its [Canadian Secured Guarantor Obligations], the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located, but subject to the exclusions in Section 2(b) (the "New Collateral"): (i) all Accounts, (ii) all Chattel Paper, (iii) all deeds, documents, writings, papers, books of account and other books relating to or being records of

                                  Exhibit B-1
debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable, (iv) all Documents of Title (whether negotiable or not), (v) all Equipment, (vi) all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), (vii) all Instruments, (viii) all Inventory, (ix) all Intangibles, (x) all Securities directly owned by the Lien Grantor and issued by a Material Canadian Subsidiary, (xi) the Collateral Account, all financial assets credited to the Collateral Account from time to time, all cash deposited therein from time to time and the Liquid Investments made pursuant to Section 8(d) of the Guarantee and Security Agreement, (xii) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of the New Collateral and (xiii) all Proceeds of the New Collateral described in Clauses 2(a)(i) through 2(a)(xii) hereof.

         (b)      The New Collateral shall not include:

                  (i) rights of the Lien Grantor in respect of any property or asset which is prohibited from being pledged to the Collateral Agent as part of the New Collateral by any Permitted Encumbrances;

                  (ii) Program Receivables and (A) security interests or liens and property subject thereto purporting to secure payment of such Program Receivables, (B) leases, guaranties, insurance and other arrangements supporting payment of such Program Receivables, (C) rights to payment and collections in respect of such Program Receivables, (D) books, records and similar information relating to such Program Receivables or the obligors thereon, (E) with respect to any such Program Receivables, the transferee's interest in goods (including, without limitation, Equipment or Inventory) the sale of which gave rise to such Program Receivables and (F) if such Program Receivables arise from a lease financing or installment sale transaction, the Equipment or Inventory that is the subject of the underlying transaction and is transferred to a Receivables SPE;

                  (iii) Transferred Intellectual Property;

                  (iv) Federal and Provincial Government Receivables of the Lien Grantor;

                  (v)   Third Party Vendor Financing Assets of the Lien Grantor;
         and

                  (vi) the last day of the term of any lease or any extension or renewal thereof, oral or written, or agreement therefor, now held or hereafter acquired by any Lien Grantor but upon the enforcement of the security interest hereunder, the applicable Lien Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

                  (vii) Equity Interests in any Person that is not a Material Canadian Subsidiary or which are not directly owned by such Lien Grantor.

                                  Exhibit B-2

         (c) With respect to each right to payment or performance included in the New Collateral from time to time, the Security Interest granted therein includes, subject to Permitted Encumbrances, a continuing security interest in
(i) any supporting obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such supporting obligation.

         (d) The foregoing Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         (e) The Guarantor shall be a Secured Guarantor, and the Guarantor's grant of a Security Interest in its New Collateral hereunder shall become effective, on the date first above written, unless such Guarantor is either (i) a Restricted Guarantor or (ii) an ESOP Restricted Guarantor on such date, in which case the Guarantor's grant of a Security Interest in its New Collateral hereunder shall not become effective until, and such Guarantor shall not become a Secured Guarantor hereunder until, the first day after the end of the first Fiscal Year after the date first above written during which such Guarantor ceases to be either a Restricted Guarantor or an ESOP Restricted Guarantor.

         (f) [Liens on the New Collateral of the Lien Grantor granted pursuant to this Guarantee and Security Agreement Supplement shall lapse and such Lien Grantor shall cease to be a Secured Guarantor starting on the day which the Lien Grantor becomes a Restricted Guarantor, and such Liens on such New Collateral shall revive starting the first day after the end of the next Fiscal Year after the Canadian Effective Date during which the Lien Grantor ceases to be a Secured Guarantor.]/1/

         3. Delivery of Collateral. [Concurrently with delivering this Guarantee and Security Agreement Supplement to the Collateral Agent] [As soon as the Guarantor becomes a Secured Guarantor], the Guarantor [is] [will be] complying with the provisions of either Section 7 or Section 9(a) (whichever is applicable) of the Guarantee and Security Agreement with respect to Pledged Securities, in each case if and to the extent included in the New Collateral at such time.

         4. Party to Guarantee and Security Agreement. Upon delivering this Guarantee and Security Agreement Supplement to the Collateral Agent, the Guarantor [and Lien Grantor] will become a party to the Guarantee and Security Agreement and will thereafter have all the rights and obligations of a "Guarantor" [and "Lien Grantor"] thereunder and be bound by all the provisions thereof as fully as if the Guarantor [and Lien Grantor] were one of the original parties thereto.

         5. Representations and Warranties./2/ (a) Each of the representations and warranties set forth in Sections 3, 5, 6, 7, 8 and 9 of the Security Agreement is true as applicable as applied to

_______________________

/1/      Include this paragraph if the Guarantor is a Lien Grantor.

/2/      Modify as needed if the Lien Grantor is not a corporation.

                                  Exhibit B-3
the Guarantor and [Lien Grantor] and the New Collateral. For purposes of the foregoing sentence, references in said Sections (and elsewhere in the Security Agreement) to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to a "Guarantor" shall be deemed to refer to the Guarantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Guarantee and Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Canadian Effective Date" shall be deemed to refer to the date on which the Guarantor [and Lien Grantor] signs and delivers this Guarantee and Security Agreement Supplement.

     (b) Schedule 1 hereto sets forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares or units) of the Lien Grantor in the Securities issued by each of the Lien Grantor's direct Subsidiaries as of the date hereof which are required to be included in the New Collateral pledged pursuant to Section 5.13 of the Credit Agreement and the Post-Closing Collateral and Guarantee Requirement and this Guarantee and Security Agreement Supplement. The Lien Grantor holds all such Securities directly (i.e., not through a subsidiary, a securities intermediary or any other Person).

     6. Governing Law. This Guarantee and Security Agreement Supplement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        [NAME OF LIEN GRANTOR and/or GUARANTOR]

                                        By:   ___________________________
                                              Name:
                                              Title:

                                        BANK ONE, NA, Canada Branch, as
     `                                  Collateral Agent

                                        By:   ___________________________
                                              Name:
                                              Title:

                                   Exhibit B-4

                                                                      Schedule 1
                                             to Guarantee and Security Agreement
                                                                      Supplement

                               PLEDGED SECURITIES

              Jurisdiction
                  of            Percentage          Number of
 Issuer       Organization        Owned          Shares or Units
 ------       ------------        -----          ---------------

                                  Schedule 1-1
                                  to Exhibit B

                                                                       EXHIBIT C
                                                                to Guarantee and
                                                              Security Agreement

                            FORM OF DEED OF HYPOTHEC

                                   Exhibit C-1